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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): June 25, 1999

                   CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-8, Mortgage Pass-Through Certificates, Series 1999-8).

                                  CWMBS, INC.

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            (Exact name of registrant as specified in its charter)

          Delaware                    333-72655                 95-4449516
 (State of Other Jurisdiction       (Commission             (I.R.S. Employer
------------------------------     --------------           -------------------
     of Incorporation)               File Number)           Identification No.)


            4500 Park Granada
            Calabasas, California                      91302
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           (Address of Principal                     (Zip Code)
             Executive Offices)


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       Registrant's telephone number, including area code (818) 225-3240
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Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-8, Bear, Stearns & Co. Inc. ("Bear, Stearns"), as the Underwriter of the Certificates, has prepared certain materials (the "Bear, Stearns Computational Materials") for distribution to its potential investors. Although the Company provided Bear, Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear, Stearns Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear, Stearns Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 25, 1999.

_____________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated June 24, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-8.


Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear, Stearns Computational Materials filed on Form SE dated June 25, 1999.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.

                                                    By: / s / Celia Coulter
                                                       --------------------
                                                          Celia Coulter
                                                          Vice President

Dated:  June 28, 1999


                                 Exhibit Index

Exhibit                                                                    Page

99.1.           Bear, Stearns Computational Materials filed on Form SE dated
                June 25, 1999.


                                 EXHIBIT 99.1

                   Bear, Stearns Computational Materials filed on Form SE dated June 25, 1999.


                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                                June 28, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 1999-8
                  Mortgage Pass-Through Certificates,
                  Series 1999-8
                  --------------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                   Very truly yours,

                                                   /s/ Naji Massouh

                                                   Naji Massouh

Enclosure